UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2023

Live Oak Crestview Climate Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40832	86-2044161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 S. Main Street, #2550
Memphis, TN	38103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 685-2865

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	LOCC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	LOCC	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	LOCC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 15, 2023, LOCC Sponsor, LLC (the “Sponsor”), the sponsor of Live Oak Crestview Climate Acquisition Corp. (the “Company”), and the Company, entered an agreement (the “Non-Redemption Agreement”) with an unaffiliated third party (the “Investor”) in exchange for the Investor agreeing not to redeem shares of the Company’s Class A common stock (“Non-Redeemed Shares”) at the special meeting called by the Company (the “Special Meeting”) to approve, amongst other proposals, an extension of time for the Company to consummate an initial business combination (the “Extension Amendment Proposal”) from September 27, 2023 to January 12, 2024 (the “Extension”). The number of Non-Redeemed Shares will be an amount of shares of the Company’s Class A common stock presently held by Investor equal to the lesser of an aggregate amount of (i) 231,023 shares of the Company’s Class A common stock, and (ii) 9.9% of the shares of the Company’s Class A common stock that are not to be redeemed. In exchange for the foregoing commitment not to redeem such shares, the Company has agreed to issue or cause to be issued to the Investor 21,000 shares of Class A common stock of the Company immediately following the consummation of the Company’s initial business combination if the Investor continues to hold the Non-Redeemed Shares through the Special Meeting. In addition, the Sponsor has agreed to surrender and forfeit to the Company for no consideration 21,000 shares of the Company’s common stock held by the Sponsor immediately following the consummation of the Company’s initial business combination.

The Non-Redemption Agreement is not expected to increase the likelihood that the Extension Amendment Proposal is approved by shareholders but will increase the amount of funds that remain in the Company’s trust account following the Special Meeting. The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.	Other Events

If the requisite proposals are approved at the Special Meeting, the Sponsor, as the holder of 3,988,864 shares of Class B common stock of the Company, has agreed to convert all of its shares of Class B common stock of the Company to shares of Class A common stock of the Company, on a one-for-one basis, in accordance with our Amended and Restated Certification of Incorporation, upon the implementation of the Extension (collectively, the “Class B Conversion”). The Class B Conversion would be effected prior to the redemption of any public shares in connection with the implementation of the Extension and would result in an additional 3,988,864 shares of Class A common stock of the Company outstanding. Notwithstanding the Class B Conversion, the Sponsor will be not entitled to receive any funds held in the trust account with respect to any shares of Class A common stock of the Company issued to the Sponsor as a result of the Class B Conversion and no additional amounts will be deposited into the trust account in respect of shares of Class A common stock of the Company held by the Sponsor.

Forward Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2023 under “Risk Factors” section in the Definitive Proxy Statement, and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

2

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Special Meeting and related matters. Information regarding the Company’s directors and executive officers, including a description of their interests in the Company, is available in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 29, 2023, and is available free of charge at the SEC’s web site at www.sec.gov.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company at Live Oak Crestview Climate Acquisition Corp., 40 S. Main Street, #2550, Memphis, TN, 38103, Attn: Gary K. Wunderlich, Jr., Email: gwunderlich@liveoakmp.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

10.1	Form of Non-Redemption Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE OAK CRESTVIEW CLIMATE ACQUISITION CORP.

Date: September 18, 2023	By:	/s/ Gary K. Wunderlich, Jr.
	Name:	Gary K. Wunderlich, Jr.
	Title:	Chief Financial Officer

4

Exhibit 10.1

NON-REDEMPTION AGREEMENT

This Non-Redemption Agreement (this “Agreement”) is entered as of September [•], 2023 by and among Live Oak Crestview Climate Acquisition Corp., a Delaware corporation (“LOCC”), LOCC Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and the undersigned investors (collectively, the “Investor”).

RECITALS

WHEREAS, the Sponsor currently holds shares of LOCC’s Class B common stock, par value $0.0001 per share, initially purchased in a private placement prior to LOCC’s initial public offering (the “Founder Shares”);

WHEREAS, LOCC expects to hold a special meeting of LOCC’s stockholders (the “Meeting”) for the purpose of approving, among other things, the amendment and restatement of LOCC’s Amended and Restated Certificate of Incorporation (the “Charter”) to extend the date by which LOCC must consummate an initial business combination (the “Initial Business Combination”) until January 12, 2024 (the “Extension”);

WHEREAS, the Charter provides that a holder of shares of LOCC’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), initially sold as part of the units in LOCC’s initial public offering (whether they were purchased in LOCC’s initial public offering or thereafter in the open market) (the “Public Shares” and, together with the Founder Shares, the “Common Shares”) may redeem its Public Shares in connection with the amendment and restatement of the Charter described in the immediately preceding recital, on the terms set forth in the Charter (“Redemption Rights”); and

WHEREAS, Investor is willing to not exercise its Redemption Rights in connection with the Extension, or to validly rescind any previously submitted redemption demand, of certain of the Public Shares held by such Investor upon the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Investor and the Sponsor hereby agree as follows:

1.	Forfeiture, Non-Redemption and Share Issuance.

1.1.

Upon the terms and subject to the conditions of this Agreement, if (a) as of 5:30 PM, New York time, on the date of the Meeting, Investor holds the Investor Shares (as defined below), (b) Investor does not exercise (or exercised and validly rescinds) its Redemption Rights with respect to such Investor Shares in connection with the Meeting, (c) the Extension is approved at the Meeting and LOCC meets the continued or initial listing requirements to be listed on a national securities exchange following the Meeting, and (d) LOCC implements the Extension, then LOCC hereby agrees to, substantially concurrent with, and immediately after, the closing of the Initial Business Combination, to issue or cause to be issued to Investor for no additional consideration that number of shares of Class A Common Stock set forth on Exhibit A, (the “Promote Shares” and such issuance, the “Share Issuance”). “Investor Shares” shall mean an amount of the Public Shares presently held by Investor equal to the lesser of an aggregate amount of (i) [•] Public Shares, and (ii) 9.9% of the Public Shares that are not to be redeemed, including those Public Shares subject to non-redemption agreements with other LOCC stockholders similar to this Agreement on or about the date of the Meeting. The Sponsor and LOCC agree to provide Investor with the final number of Investor Shares subject to this Agreement no later than 9:30 a.m. Eastern on the first business day following the date of the Meeting (and in all cases a sufficient amount of time to allow the Investor to reverse any exercise of Redemption Rights with regard to any Investor Shares), provided, that such amount shall not exceed [•] Public Shares.

1.2.

Upon the terms and subject to the conditions of this Agreement, if (a) as of 5:30 PM, New York time, on the date of the Meeting, Investor holds the Investor Shares (as defined below), (b) Investor does not exercise (or exercised and validly rescinds) its Redemption Rights with respect to such Investor Shares in connection with the Meeting, (c) the Extension is approved at the Meeting and LOCC meets the continued or initial listing requirements to be listed on a national securities exchange following the Meeting, and (d) LOCC implements the Extension, then the Sponsor shall, substantially concurrent with, and immediately after, the closing of the Initial Business Combination, surrender and forfeit (the “Sponsor Forfeiture”) to LOCC for no consideration the aggregate number of Founder Shares set forth on Exhibit A held by the Sponsor (such Founder Shares to be surrendered and forfeited (including any Class A Common Stock issued upon conversion of Class B Common Stock), the “Forfeited Shares”).

1.3.

LOCC, the Sponsor and Investor hereby agree that the Share Issuance and the Sponsor Forfeiture shall each be subject to the conditions that (i) the Initial Business Combination is consummated; and (ii) Investor executes a joinder to that certain Registration Rights Agreement, dated September 22, 2021, by and among LOCC, the Sponsor and certain anchor investors (as it exists on the date of the Agreement, the “Registration Rights Agreement”), set forth as Exhibit B (the “Joinder”) , or any successor or similar agreement entered into in connection with the Initial Business Combination.

Upon the satisfaction of the foregoing conditions, as applicable, LOCC shall promptly issue or cause to be issued the Promote Shares to Investor. LOCC covenants and agrees to facilitate such issuance to Investor in accordance with the foregoing.

1.4.

Adjustment to Share Amounts. If at any time the number of outstanding shares of Class A Common Stock is increased or decreased by a consolidation, combination, split or reclassification of the Class A Common Stock or other similar event, then, as of the effective date of such consolidation, combination, split, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in the Class A Common Stock.

1.5.

Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving LOCC in which its Class A Common Stock is converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, in lieu of shares of Class A Common Stock, LOCC shall issue or cause to be issued, with respect to each Promote Share to be issued hereunder, the kind and amount of securities, cash or other property into which the shares of Class A Common Stock converted or exchanged.

1.6.	Forfeitures, Transfers, etc. Investor shall not be subject to forfeiture, surrender, claw-back, transfers, disposals, exchanges or earn-outs for any reason on the Promote Shares.

1.7.

Delivery of Shares; Other Documents. At the time of the Share Issuance, LOCC shall issue or cause to be issued the Promote Shares to Investor in book-entry form through the transfer agent for the Promote Shares or in such other manner as LOCC and Investor shall agree prior to the Share Issuance. The parties to this Agreement agree to execute, acknowledge and deliver such further instruments and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

1.8.

Registration Rights. In connection with the Share Issuance and in respect of the Promote Shares, Investor shall be entitled to registration rights (i) set forth in the Registration Rights Agreement, and LOCC and Investor shall execute the Joinder, whereby Investor shall become a “Holder” (as defined therein) and the Promote Shares shall be “Registrable Securities” (as defined therein), or (ii) pursuant to any successor or similar agreement entered into in connection with the Initial Business Combination.

1.9.

Termination. This Agreement and each of the obligations of the undersigned shall terminate on earlier of (a) the failure of LOCC’s stockholders to approve the Extension at the Meeting, or the determination of LOCC not to proceed with the Meeting or the Extension, (b) the fulfillment of all obligations of all parties hereto, (c) the liquidation or dissolution of LOCC, or (d) the mutual written agreement of all parties hereto, or (e) if Investor exercises its Redemption Rights with respect to any Investor Shares in connection with the Meeting and such Investor Shares are actually redeemed in connection with the

Meeting. Notwithstanding any provision in this Agreement to the contrary, LOCC’s obligation to issue or cause to be issued the Promote Shares to Investor shall be conditioned on (i) the satisfaction of the conditions set forth in Section 1.2 and (ii) such Investor Shares not being redeemed in connection with the Meeting. Notwithstanding any provision in this Agreement to the contrary, the Sponsor’s obligation to surrender and forfeit the Forfeited Shares to LOCC and LOCC’s obligation to issue the Promote Shares to Investor shall only take place immediately prior to, and substantially concurrently with, the closing of the Initial Business Combination.

2.	Representations and Warranties of Investor. Investor represents and warrants to, and agrees with, the Sponsor and LOCC that:

2.1.	No Government Recommendation or Approval. Investor understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Promote Shares.

2.2.

Accredited Investor. Investor is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”), or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, and acknowledges that the Share Issuance contemplated hereby is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

2.3.

Intent. Investor is acquiring the Promote Shares solely for investment purposes, for such Investor’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act, and Investor has no present arrangement to sell the Promote Shares to or through any person or entity except as may be permitted hereunder.

2.4.	Restrictions on Transfer; Trust Account; Redemption Rights.

2.4.1.

Investor acknowledges and agrees that the Promote Shares are not entitled to, and have no right, interest or claim of any kind in or to, any monies held in the trust account into which proceeds of LOCC’s initial public offering were deposited (the “Trust Account”) or distributed as a result of any liquidation of the Trust Account. Notwithstanding anything to the contrary in this Agreement, Investor agrees (i) that pursuant to this Agreement, it does not have any right, title, interest or claim of any kind to, or to any monies in, the Trust Account (each such right, title, interest or claim against the Trust Account, a “Claim”); (ii) to waive any Claim it may have in the future pursuant to this Agreement to, or to any monies in, the Trust Account; and (iii) to not seek recourse against the Trust Account, for any reason whatsoever, pursuant to this Agreement;

provided, that nothing in this Section 3.4.2 shall preclude (x) any action, claim, suit or proceeding of any kind by Investor against LOCC or any of its affiliates (except and solely to the extent seeking recourse against the Trust Account) seeking recourse against or recovery from any assets or monies outside the Trust Account or (y) a Claim or other legal relief by Investor in or to monies released from the Trust Account upon the completion of an Initial Business Combination, excluding monies released from the Trust Account to holders of the Public Shares that are required to be paid to such holders as a result of their exercise of their redemption rights pursuant to the Charter; provided, further that nothing in this Agreement or this paragraph shall supplement, amend, limit, modify or otherwise affect any rights with respect to, or recourse or interests in, the Trust Account that Investor or any of its affiliates may have as a holder of Public Shares. Without limiting any other provision contained herein, the provisions of this Section 3.4.2 shall survive any expiration or termination of this Agreement.

2.4.2.

Investor agrees, solely for the benefit of and, notwithstanding anything else herein, enforceable only by LOCC, to waive any right that it may have to elect to have LOCC redeem any Investor Shares and agrees not to redeem or otherwise exercise any right to redeem, the Investor Shares and to reverse and revoke any prior redemption elections made with respect to the Investor Shares in connection with the Extension. For the avoidance of doubt, nothing in this Agreement is intended to restrict or prohibit Investor’s ability to (a) trade or redeem any Public Shares other than the Investor Shares, (b) trade any Investor Shares in its discretion at any time after the date of the Meeting, or (c) redeem any Investor Shares at any time after the date of the Meeting in connection with (i) the completion of an Initial Business Combination, (ii) a stockholder vote held after the Meeting to amend the Charter to (I) to modify the substance or timing of LOCC’s obligation to provide for the redemption of Public Shares in connection with an Initial Business Combination or to redeem 100% of the Public Shares if LOCC does not complete an Initial Business Combination by the date set forth in the Charter or (II) with respect to any other material provisions relating to stockholders’ rights or pre-Initial Business Combination activity, and (iii) the redemption of the Public Shares if LOCC is unable to complete an Initial Business Combination by the date set forth in the Charter.

2.4.3.

Investor acknowledges and understands the Promote Shares are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act and will not be registered under the Securities Act when issued and, if in the future Investor decides to offer, resell, pledge or otherwise transfer the Promote Shares, such Promote Shares may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. Investor agrees that, if any transfer of the Promote Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, Investor may be required to deliver to LOCC or its successor an opinion of counsel satisfactory (including internal counsel) to LOCC or such successor that registration is not required with respect to the Promote Shares to be transferred. Absent registration or another available exemption from registration, Investor agrees it will not transfer the Promote Shares.

2.5.	Sophisticated Investor. Investor is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Promote Shares.

2.6.

Risk of Loss. Investor is aware that an investment in the Promote Shares is highly speculative and subject to substantial risks. Investor is cognizant of and understands the risks related to the acquisition of the Promote Shares, including those restrictions described or provided for in this Agreement pertaining to transferability. Investor is able to bear the economic risk of its investment in the Promote Shares for an indefinite period of time and able to sustain a complete loss of such investment.

2.7.

Independent Investigation. Investor has relied upon an independent investigation of LOCC and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances, express or implied, from the Sponsor or LOCC or any representatives or agents of the Sponsor or LOCC, other than as set forth in this Agreement. Investor is familiar with the business, operations and financial condition of LOCC and the Sponsor and has had an opportunity to ask questions of, and receive answers from management of LOCC and the Sponsor concerning LOCC, the Sponsor and the terms and conditions of the proposed Share Issuance and has had full access to such other information concerning LOCC and the Sponsor as Investor has requested. Investor confirms that all documents that it has requested have been made available and that Investor has been supplied with all of the additional information concerning this investment which Investor has requested.

2.8.

Disclosure of Information. Investor or its advisor has had an opportunity to receive, review and understand all information related to LOCC requested by it and to ask questions of and receive answers from LOCC regarding LOCC, its business and the terms and conditions of the offering of the Promote Shares, and has conducted and completed its own independent due diligence. Investor acknowledges receipt of copies of LOCC’s filings made with the U.S.

Securities and Exchange Commission (the “SEC”) that are available on the SEC’s EDGAR system. Based on the information Investor or its advisor has deemed appropriate, and without reliance on LOCC or its advisor, Investor has independently made its own analysis and decision to enter into this Agreement. Investor or its advisor is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate), including but not limited to all business, legal, regulatory, accounting, credit and tax matters.

2.9.

Organization and Authority. If an entity, Investor is duly organized and existing under the laws of the jurisdiction in which it was organized and it possesses all requisite power and authority to acquire the Promote Shares, enter into this Agreement and perform all the obligations required to be performed by Investor hereunder.

2.10.

Non-U.S. Investor. If Investor is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (collectively, the “Code”)), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Promote Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Promote Shares, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale, or transfer of the Promote Shares. Investor’s subscription for, and continued beneficial ownership of, the Promote Shares will not violate any applicable securities or other laws of Investor’s jurisdiction.

2.11.

Authority. This Agreement has been validly authorized, executed and delivered by Investor and is a valid and binding agreement enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

2.12.

No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Investor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) Investor’s organizational documents, (ii) any agreement or instrument to which Investor is a party or (iii) any law, statute, rule or regulation to which Investor is subject, or any order, judgment or decree to which Investor is subject, in the case of clauses (ii) and (iii), that would reasonably be expected to prevent Investor from fulfilling its obligations under this Agreement.

2.13.

No Intent to Effect a Change of Control; Ownership. Investor has no present intent to effect a “change of control” of LOCC as such term is understood under the rules promulgated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the rules of the New York Stock Exchange.

2.14.

No Advice from Sponsor or LOCC. Investor has had the opportunity to review this Agreement, the transactions contemplated by this Agreement, the form of Joinder and the Registration Rights Agreement with Investor’s own legal counsel and investment and tax advisors. Except for any statements or representations of the Sponsor or LOCC explicitly made in this Agreement, Investor is relying solely on such counsel and advisors and not on any statements or representations, express or implied, of the Sponsor, LOCC or any of their representatives or agents for any reason whatsoever, including without limitation for legal, tax or investment advice, with respect to this investment, the Sponsor, LOCC, the Promote Shares, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

2.15.

Reliance on Representations and Warranties. Investor understands that the Promote Shares are being offered and sold to Investor in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that LOCC is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investor set forth in this Agreement in order to determine the applicability of such provisions.

2.16.

No General Solicitation. Investor is not subscribing for the Promote Shares as a result of or subsequent to any general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

2.17.

Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by Investor in connection with the acquisition of the Promote Shares nor is Investor entitled to or will accept any such fee or commission.

2.18.

No Pending Actions. There is no action pending against Investor or, to Investor’s knowledge, threatened against Investor, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Investor of its obligations under this Agreement.

3.	Representations and Warranties of LOCC. LOCC represents and warrants to, and agrees with, the Investor that:

3.1.

Power and Authority. LOCC is a corporation duly formed and validly existing and in good standing as a corporation under the laws of Delaware and possesses all requisite corporate power and authority to enter into this Agreement and to perform all of the obligations required to be performed by LOCC hereunder, including the Share Issuance.

3.2.

Authority. All corporate action on the part of LOCC and its officers, directors and members necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of LOCC required pursuant hereto has been taken. This Agreement has been duly executed and delivered by LOCC and (assuming due authorization, execution and delivery by Investor) constitutes LOCC’s legal, valid and binding obligation, enforceable against LOCC in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.3.

Title to Securities. The Promote Shares have been duly authorized, and, when issued to Investor, will be (i) validly issued, fully paid, and non-assessable, and (ii) free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the Promote Shares generally, under the Letter Agreement and under applicable securities laws).

3.4.

No Conflicts. The execution, delivery and performance of this Agreement and the consummation by LOCC of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Charter, (ii) any agreement or instrument to which LOCC is a party or by which it is bound or (iii) any law, statute, rule or regulation to which LOCC is subject or any order, judgment or decree to which LOCC is subject. LOCC is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement.

3.5.

No General Solicitation. LOCC has not offered the Promote Shares by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.6.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by LOCC in connection with the Share Issuance for which Investor will be liable.

3.7.

Reliance on Representations and Warranties. LOCC understands and acknowledges that Investor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of LOCC set forth in this Agreement.

4.	Representations and Warranties of the Sponsor. The Sponsor represents and warrants to, and agrees with, the Investor that:

4.1.

Power and Authority. The Sponsor is a limited liability company duly formed and validly existing and in good standing as a limited liability company under the laws of Delaware and possesses all requisite limited liability company power and authority to enter into this Agreement and to perform all of the obligations required to be performed by the Sponsor hereunder, including the Sponsor Forfeiture.

4.2.

Forfeited Shares. The Sponsor is the beneficial owner of the Forfeited Shares, will continue to be the beneficial owner of the Forfeited Shares immediately prior to the closing of the Initial Business Combination and will surrender and forfeit the Forfeited Shares to LOCC immediately prior to the closing of the Initial Business Combination free and clear of any liens, claims, security interests, options, charges or any other encumbrance whatsoever, except for restrictions imposed by federal and state securities laws.

5.

Trust Account. Until the earlier of (a) the consummation of LOCC’s initial business combination; (b) the liquidation of the Trust Account; and (c) the date by which LOCC must complete an Initial Business Combination as set forth in the Charter, LOCC will maintain the investment of funds held in the Trust Account in interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, or maintain such funds in cash in an interest-bearing demand deposit account at a bank. LOCC further confirms that it will not utilize any funds from its Trust Account to pay any potential excise taxes that may become due pursuant to the Inflation Reduction Act of 2022 upon a redemption of the Public Shares, including, but not limited to, in connection with a liquidation of LOCC if it does not effect a business combination prior to its termination date.

6.

Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby. With respect to any suit, action or proceeding relating to the transactions contemplated hereby, the undersigned irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York or, if such court does not have jurisdiction, the New York state courts located in the Borough of Manhattan, State of New York, which submission shall be exclusive.

7.	Assignment; Entire Agreement; Amendment.

7.1.

Assignment. Any assignment of this Agreement or any right, remedy, obligation or liability arising hereunder by either LOCC or Investor to any person that is not an affiliate of such party shall require the prior written consent of the other party.

7.2.

Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them relating to the subject matter hereof.

7.3.

Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

7.4.	Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

8.

Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile or other electronic transmission with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or another recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2nd-day courier service, or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the party has provided to receive notice; and (b) if by any other form of electronic transmission, when directed to such party.

9.

Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

10.	Survival; Severability

10.1.	Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the closing of the transactions contemplated hereby.

10.2.

Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

11.	Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

12.

Disclosure; Waiver. As soon as practicable, but in no event later than one business day, after execution of this Agreement, LOCC will file (to the extent that it has not already filed) a Current Report on Form 8-K (the “Form 8-K”) under the Exchange Act reporting the material terms of this Agreement. The parties to this Agreement shall cooperate with one another to ensure that the disclosure included in the Form 8-K is accurate. LOCC agrees that the name of Investor shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule. Investor (i) acknowledges that both LOCC and the Sponsor may possess or have access to material non-public information which has not been communicated to the Investor; (ii) hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against LOCC, the Sponsor or any of their respective officers, directors, managers, members, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including any potential business combination involving LOCC, including without limitation, any claims arising under Rule 10-b5 of the Exchange Act; and (iii) is aware that the Sponsor and LOCC are relying on the truth of the representations set forth in Section 3 of this Agreement and the foregoing acknowledgement and waiver in this Section 12, in connection with the transactions contemplated by this Agreement.

13.

Independent Nature of Rights and Obligations. Nothing contained herein, and no action taken by any party pursuant hereto, shall be deemed to constitute Investor and LOCC as, and LOCC acknowledges that Investor and LOCC do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Investor and LOCC are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any matters, and LOCC acknowledges that Investor and LOCC are not acting in concert or as a group, and LOCC shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement.

14.

Most Favored Nation. In the event the Sponsor or LOCC enter one or more other non-redemption agreements before or after the execution of this Agreement in connection with the Meeting, the Sponsor and LOCC represent that the terms of such other agreements are not materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of the Investor. In the event that another investor is afforded any such more favorable terms than the Investor, LOCC shall promptly inform the Investor of such more favorable terms in writing, and the Investor shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INVESTOR

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

LOCC:

LIVE OAK CRESTVIEW CLIMATE ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

SPONSOR:

LOCC SPONSOR, LLC

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

EXHIBIT A

Investor	Number of Promote Shares to be issued in the Share Issuance		Number of Public Shares to be Held as Investor Shares
Address:	[	•]	[	•]
SSN/EIN:

Number of Forfeited Shares:

EXHIBIT B

FORM OF JOINDER

TO

REGISTRATION RIGHTS AGREEMENT

______, 20_

Reference is made to that certain Non-Redemption Agreement, dated as of [•], 2023 (the “Agreement”), by and among [•] (“Investor”), Live Oak Crestview Climate Acquisition Corp., a Delaware corporation (the “LOCC”), and LOCC Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which Investor acquired Promote Shares. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

By executing this joinder, Investor hereby agrees, as of the date of the Share Issuance, that Investor shall become a party to that certain Registration Rights Agreement, dated September 22, 2021, by and among LOCC, the Sponsor and certain anchor investors (as it exists on the date of the Agreement, the “Registration Rights Agreement”), and shall be bound by the terms and provisions of the Registration Rights Agreement as a Holder (as defined therein) and entitled to the rights of a Holder under the Registration Rights Agreement and the Promote Shares shall be “Registrable Securities” thereunder; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities as described in the definition of “Registrable Security” set forth in the Registration Rights Agreement.

This joinder may be executed in two or more counterparts, and by facsimile, all of which shall be deemed an original and all of which together shall constitute one instrument.

ACKNOWLEDGED AND AGREED:

LIVE OAK CRESTVIEW CLIMATE ACQUISITION CORP.

By:
Name:
Title: